EXHIBIT 99


                                                            [DEUTSCHE BANK LOGO]

WELLS FARGO MORTGAGE BACKED SECURITIES             Deutsche Bank Securities Inc.
2003-1 TRUST                                       Securitized Products Group
                                                   31 West 52nd Street
                                                   17th Floor
                                                   New York, NY 10019

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
Settlement Date:                     02/28/03
Total Deal Size (all loan groups):   $900,000,000 (+/- 5%)

Master Servicer:                     Wells Fargo Bank Minnesota, National Association
Master Servicing Fee:                1 bp
Trustee:                             Wachovia Bank, National Association

Call Feature:                        10%
Compensating Interest Feature:       Wells Fargo Standard

Total # of Loan Groups:              2
Collateral Type and Size of Each Loan Group:   $500mm 15yr Jumbo / $400mm 30yr Jumbo
Subordinate bonds are not cross-collateralized by multiple loan groups

Gross WAC                            5.860% (+/- 5 bps) / 6.340% (+/- 5 bps)
Net WAC                              5.610%(+/- 5 bps) / 6.090%(+/- 5 bps)
WAC Range                            250 bps / 225 bps
Pass Through Rate                    5.25% / 5.75%
WAM                                  178 / 355 (+/- 2 mos)

Weighted Average Loan Balance:       $490,000 (max $525,000) / $490,000 (max $525,000)
Maximum Loan Size:                   $1,500,000 / $1,500,000

Weighted Average LTV:                57% (max 62%) / 49% (max 54%)
% LTV > 80%:                         < 1% / < 1%
% LTV > 80% without PMI:             0% (max 1%) / 0% (max 1%)

Weighted Average FICO:               741 (+/- 5) / 733 (+/- 5)

% Owner Occupied:                    96% (min 91%) / 95% (min 90%)

% Cash Out Refinance:                18% (max 23%) / 21% (max 26%)

% Full Documentation:                63% (min 60%) / 74% (min 69%)

% Single Family Detached:            93% (min 87%) / 89% (min 84%)

Top State and %:                     Max 40% California / Max 50% California


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This information is furnished to you solely by the Underwriter and not by the
Issuer of the securities or any of its affiliates. The Underwriter is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities of the underlying assets, the information contained in the final offering document for the proposed transaction). No securities are being offered by these summary materials. This material is based on information we consider reliable but we do not represent that it is accurate or complete and it should not be relied upon as such. Information contained in this material is current as of the date indicated on the material only. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
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                                                            [DEUTSCHE BANK LOGO]

WELLS FARGO MORTGAGE BACKED SECURITIES             Deutsche Bank Securities Inc.
2003-1 TRUST                                       Securitized Products Group
                                                   31 West 52nd Street
                                                   17th Floor
                                                   New York, NY 10019

Top 10 originators and % of each:    All Originators Approved by Wells Fargo

% Indymac Origination:               0.00% / 0.00%
% Manufactured Housing Loans:        0.00% / 0.00%

Credit Enhancement % to AAAs:        1.25% (+/- 25bps) / 2.75% (+/- 25 bps)



% Prepay Penalty Loans:              0% / 0%
% Interest Only Loans:               0% / 0%
% Balloon Mortgages:                 0% / 0%





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This information is furnished to you solely by the Underwriter and not by the
Issuer of the securities or any of its affiliates. The Underwriter is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities of the underlying assets, the information contained in the final offering document for the proposed transaction). No securities are being offered by these summary materials. This material is based on information we consider reliable but we do not represent that it is accurate or complete and it should not be relied upon as such. Information contained in this material is current as of the date indicated on the material only. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.